UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 17, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 333-102930

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SILVER STAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                                      90-0220668

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

9595 Wilshire Blvd., Suite 900, Beverly Hills, California 90212

(Address of principal executive offices)

11400 West Olympic Blvd., Suite 200, Los Angeles, California 90064

(Former Address)

(310) 477-2211

(Issuer's telephone number, including area code)

Item 1.01    Entry Into A Material Definitive Agreement

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

       On January 17, 2006, the Board of Directors of Silver Star Energy, Inc. (the "Company") appointed Gordon Samson, Glen Harder and William Marshall to its Board.  These directors will serve until the next annual meeting.

        Mr. Samson is an accredited accountant with approximately 20 years of experience in the financial arena.  From April 1997 to March 2000, Mr. Samson was an Account Manager and Investment Advisor with Global Securities Corporation and provided controller services to  a variety of publicly held companies.  From March 2000 to November 2000, Mr. Samson was a Controller and Consultant for American Resource Managements Consultant, Ltd. and provided CFO services to several companies.  During that time, Mr. Samson was on the Board of Directors of Manu Forti Group, Inc. (OTCBB - "MNFG"), Data Fortress Systems Group, Ltd. (OTCBB - "DFGRF") and CYOP Systems International, Inc. (OTCBB - "CYOI") among others.  From November 2000 to April 2001, Mr. Samson was a Corporate Finance Associates with Moore Consulting Services, Inc. and provided operational, due diligence, and business plan services for corporate and business sponsor use.  Subsequent to that time, Mr. Samson has provided contract CFO services to a variety of companies.

        Mr. Harder is a senior securities and corporate finance lawyer with nearly 20 years experience in structuring and capitalizing early stage corporations, completing acquisitions, mergers, takeovers and arrangements, corporate governance issues, and completing public and private debt or equity financing transactions.  Mr. Harder's law firm currently represents companies in the United States and Canada and is focused on business in the natural resource sector.

        Mr. Marshall is a financial consultant with over 15 years of venture capital experience in private and public companies.  Mr. Marshall has previously served as an officer and director to other public companies.  Mr. Marshall is currently the President of Fidelis Energy, Inc. and Cascade Energy, Inc., which is the Company's joint venture partner at North Franklin and Kansas.  Mr. Marshall is also a Director of Blue Scorpion Energy, a privately-held Canadian corporation which has, in the past, entered into agreements with Silver Star Energy, Inc.

        Both Mr. Samson and Mr. Harder have entered into Consulting Agreements with the Company which are attached hereto as Exhibits 10.12 and 10.13, respectively.

Item 9.01    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

     Exhibit 10.12 -  Consulting Agreement with Gordon Samson

     Exhibit 10.13 -  Consulting Agreement with Glen Harder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2006

SILVER STAR ENERGY, INC.

/s/ Robert McIntosh

     Robert McIntosh,

     President